Exhibit 99.1

INNOVATIVE INDUSTRIAL PROPERTIES Company Presentation NYSE: IIPR www.innovativeindustrialproperties.com Posted February 28, 2022 1

Forward-Looking Statements

This presentation and our associated comments include "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the impact of the ongoing COVID-19 pandemic, or future pandemics, on us, our business, our tenants, or the economy generally; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; rates of default on leases for our assets; availability of suitable investment opportunities in the regulated cannabis industry; our understanding of our competition and our potential tenants' alternative financing sources; the demand for regulated cannabis cultivation and processing facilities; concentration of our portfolio of assets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the additional risks that may be associated with certain of our tenants cultivating adult-use cannabis in our cultivation facilities; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our assets; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our portfolio of assets; our expected investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a real estate investment trust for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. In addition, we discussed a number of material risks in our Annual Report on Form 10-K for the year ended December 31, 2021. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports.

Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information.

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Company Highlights Management Team with Deep Underwriting Expertise Competitive Advantage as a Market Leader in an Industry with Strong Fundamentals Well Diversified Specialized Industrial Portfolio Long - Term NNN Leases on Mission Critical Assets with Quality Tenants Low Levered Balance Sheet 3

Executive Chairman and Co - Founder 4 Alan Gold Executive Chairman & Co - Founder Co - founder of BioMed Realty Trust (formerly NYSE: BMR); served as Chairman and CEO from inception of its predecessor in 1998 through BMR’s sale in 2016 • Owner and operator of high - quality life science real estate • Previously publicly traded investment grade REIT Co - founded Alexandria Real Estate Equities (NYSE: ARE) in 1994 and served as President and a director until 1998 • Invests in office buildings and laboratories leased to life science and technology companies Executive Chairman of IQHQ, Inc . • Privately - held life science real estate company with properties in CA and MA Alan Gold has experience starting real estate companies focused on nuanced, regulated industries

Senior Management Team



Paul Smithers

President, CEO and Co-Founder

- 35+ years of legal and regulatory experience
- Previously co-founded Iso Nano International, LLC



Catherine Hastings

CFO and Treasurer

- 20 years of accounting and real estate experience
- Former VP, Internal Audit of BioMed Realty



Brian Wolfe

VP, GC and Secretary

- Former VP, Corporate Legal of BioMed Realty, former attorney at Latham & Watkins LLP



Ben Regin

VP, Investments

- Former Senior Associate, Investments and Senior Associate, Asset Management at BioMed Realty



Andy Bui

VP, CAO

- Former Senior Director, Financial Reporting at BioMed Realty



Tracie Hager

VP, Asset Management

- 30+ years of experience in property management
- Former VP, Property Management at BioMed Realty



Kelly Spicher

VP, Real Estate Counsel

- 18+ years legal experience representing real estate matters
- Former attorney at Foley & Lardner LLP

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Why We Formed IIPR 6 (1) Source : BDSA Legal Cannabis Forecast 2021 Fall Update (October 1 , 2021 ) (2) Source : National Conference of State Legislatures (www . ncsl . org) as of February 3 , 2022 Founded in 2016 We are the first publicly traded company on the New York Stock Exchange (NYSE: IIPR) to provide real estate capital to the regulated cannabis industry High Growth Industry Regulated cannabis sales estimated to grow to $47 billion by 2026, more than double 2020 estimated regulated sales of $18 billion (1) Rapid Adoption of State Legalization As of February 3, 2022, 37 states and the Washington, D.C. have legalized cannabis for medical - use, and 18 states and Washington, D.C. have legalized cannabis for adult - use (2) Outsized Need for Capital U.S. cannabis operators have an outsized need for capital to fund growth Limited Access to Financing Due to federal prohibition and being a nascent industry, U.S. cannabis operators were historically required to fund growth through highly dilutive forms of capital absent other forms of financing Specialized Real Estate U.S. cannabis operators require mission critical facilities with specialized industrial buildouts to optimize environment and conform to licensing and zoning requirements

7 IIPR Executes to a Clear, Simple and Repeatable Strategy Designed to Yield Attractive Benefits Our Business Model and Benefits x Capital efficient lease structure » Leases are 100% triple - net » No reoccurring capital expenditures » All property expenses paid by the tenant, including capital repairs and replacements x Structured long - term cash flows » Generally, 15 - 20 year initial lease terms (vs. ~5 years for traditional industrial leases) » Leases generally subject to parent company guarantees covering operations throughout the United States x Strong initial rental yields with annual escalations x Strategy Benefits We work closely with quality state - licensed cannabis operators Provide non - dilutive capital Facilitate our tenant’s growth plans to to Execute sale - leasebacks of cultivation, processing and retail properties to

Why this is a Specialized Asset Class 8 Long - term, Pure NNN Leases Industry Leading Rental Yields Opportunity for Expansion at Existing Properties to Meet Demand Growth

IIPR Today

Innovative Industrial Properties is the Leading Provider of Real Estate Capital for the Regulated Cannabis Industry



105
Properties
7.9M
Rentable
Square Feet(2)
19
States
$235.8M
Q4 2021 Annualized
Rental Revenue(4)
16.6 Years
Weighted Average
Lease Length(5)
$6.00
Q4 2021
Annualized Dividend(3)
$2.1B
Total Committed/
Invested Capital(1)
INNOVATIVE
Industrial Properties



# of Tenants(6) by Year
1
4
8
20
22
27
2016
2017
2018
2019
2020
Today
# of States by Year
1
4
9
14
17
19
2016
2017
2018
2019
2020
Today
Capital Committed(7) by Year
$30.0M
$73.3M
$167.4M
$677.0M
$1.3B
$2.1B
2016
2017
2018
2019
2020
Today
# of Properties by Year
1
5
11
46
66
105
2016
2017
2018
2019
2020
Today

Note: Data as of February 23, 2022, unless otherwise noted.

(1) These statistics do not include an $18.5 million loan from IIP to a developer for construction of a regulated cannabis cultivation and processing facility in California and up to $55.0 million that may be funded between June 15, 2022 and July 31, 2022 pursuant to IIP's lease with a tenant at one of IIP's Pennsylvania properties, as the tenant at that property may not elect to have IIP disburse those funds and pay IIP the corresponding base rent on those funds.

(2) Includes approximately 2.4 million square feet under development or redevelopment.

(3) Reflects annualized common stock dividend declared on December 15, 2021 of $1.50. The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount.

(4) Annualized based on Q4 2021 rental revenues as of December 31, 2021 of approximately $58.9 million (includes tenant reimbursement).

(5) Weighted average lease length calculated by weighting the remaining lease term based on the base rent and management fees, after the expiration of applicable base rent abatement or deferral periods.

(6) Each "Tenant" represents the parent company of the tenant, for which the parent company has provided a corporate guaranty. A parent company may have multiple tenant subsidiaries across IIP's properties.

(7) Includes (a) amounts funded for purchase price and construction funding and improvements reimbursed to tenants (but excluding transaction costs) and (b) commitments to reimburse certain tenants and sellers for completion of construction and improvements at IIP's properties. Excludes an $18.5 million loan from IIP to a developer for construction of a regulated cannabis cultivation and processing facility in California and up to $55.0 million that may be funded between June 15, 2022 and July 31, 2022 pursuant to IIP's lease with a tenant at one of IIP's Pennsylvania properties, as the tenant at that property may not elect to have IIP disburse those funds and pay IIP the corresponding base rent on those funds.

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Portfolio Overview 105 Properties 19 States 7.9M Sq. Ft. (2) State Diversification (5) $2.1B Committed/Invested Capital (1) $6.00 Annualized Dividend (3) Pennsylvania 14.1% Michigan 13.3% Illinois 13.2% California 12.6% Massachusetts 11.0% Florida 8.0% New York 6.1% New Jersey 4.3% Colorado 4.1% Other 13.3% Total 100.0% Note: Data as of February 23, 2022, unless otherwise noted. (1) See footnote (1) on page 9. (2) See footnote (2) on page 9. (3) See footnote (3) on page 9. (4) “WALL” refers to weighted average lease length. See footnote (5) on page 9. (5) Calculated based on total capital invested and future commitments to reimburse certain tenants for completion of construction an d tenant improvements at our properties. Excludes an $18.5 million loan from IIP to a developer for construction of a regulat ed cannabis cultivation and processing facility in California and up to $55.0 million that may be funded between June 15, 2022 and July 31, 2022 pursuant to IIP’s lease with a ten ant at one of IIP’s Pennsylvania properties, as the tenant at that property may not elect to have IIP disburse those funds an d p ay IIP the corresponding base rent on those funds. States where IIPR owns property 10 16.6 Yrs. WALL (4)

11 Regulatory • Highly regulated at the state and local levels, including extensive security, fire protection, seed to sale tracking, testing an d other requirements • Periodic inspections by local fire and safety officials and cannabis authorities to ensure compliance Licensing • A regulated cannabis operator must obtain proper licensing from the state for the facility • Licensing driven by state - specific program requirements, including limited licensing, costs and applicant requirements for licen sing and identification of specific real estate for license approval • In many states, a highly competitive process, with highly valued licenses Zonin g • Limited opportunities for locating regulated cannabis facilities based on zoning and permitting requirements imposed at count y a nd city levels, including community support • Extensive negotiations with local governments for permitting and approvals Establishing a Cultivation, Processing or Dispensary Facility is a Multifaceted Process with Significant Hurdles Licensing, Zoning and Regulatory Dynamics

12 Cultivation and Processing Facility Subset of Industrial that Requires Specialized Expertise to Properly Build Out Representative Investments: Mission Critical Assets for Long - Term Operations Requiring Specialized Expertise for Buildout Cultivation facilities are designed to ensure the production of safe, consistent and high - quality products Tenants require funding for improvements that reduce energy consumption, reduce operational costs, reduce demand on public infrastructure and reduce overall environmental impact • Lighting upgrades • Sophisticated building management systems • Stormwater Management • High - capacity heating, ventilation and air conditioning (HVAC) • Tiered cultivation • Advanced water efficient irrigation systems Cultivation and Processing Facility Buildout

13 Underwriting and Monitoring Detailed Background on Management » Experienced management team with deep understanding of the cannabis industry » Alignment of management within ownership of the business Ability to Raise Capital » Evaluation of the macro environment surrounding strategic capital raising in the tenants’ prospective markets » History of successful capital raising and a cash balance on hand today Detailed Financial Underwriting » Evaluation of financial projections utilizing existing knowledge of industry dynamics » Detailed review of financial statements, strategic initiatives, and growth plans Guarantees and Security Deposits » Leases generally subject to parent company guarantees covering operations throughout the United States » Security deposits are typically three months rent, with additional deposits for less mature tenants Ongoing Monitoring » Quarterly inspections and requests for information pertaining to financials and ongoing operations of all properties » Meetings with tenants to talk through operations and financials

Regulated Cannabis Industry Overview

RAPIDLY GROWING INDUSTRY

- U.S. regulated cannabis sales were **$18B in 2020**, and are expected to grow to **$47 billion by 2026**[1]
- **428,000** full time U.S. cannabis industry employees in 2021, representing over 30% growth year-over-year[2]

LARGE MARKET & SUPPORT

- **37 U.S. states and D.C.** have legalized cannabis for medical use representing a large majority of where the US population live[3]
- **18 U.S. states** have legalized cannabis for adult-use[3]
- **93%** of Americans support patient access to medical-use cannabis and **68%** of Americans supported full legalization of cannabis[4]
- **100% of US states by 2025:** 100% of U.S. states are forecasted to have medical cannabis by 2025; nearly 50% expected to have adult-use legalization[4]

WIDE VARIETY OF QUALIFIED MEDICAL CONDITIONS

- Including cancer, HIV/AIDs, pain, nausea, seizures, muscle spasms, multiple sclerosis, post-traumatic stress disorder, migraines, arthritis, Parkinson's disease, Alzheimer's, lupus, spinal cord injuries and terminal illness[5]

(1) Source: Source: BDSA Legal Cannabis Forecast 2021 Fall Update (October 1, 2021)
(2) Source: Leafly Jobs Report 2022 https://www.marijuanamoment.net/nearly-half-a-million-americans-work-in-the-marijuana-industry-new-leafly-report-finds/
(3) Source: National Conference of State Legislatures (www.ncsl.org) as of February 3, 2022
(4) Source: 2019 poll by Quinnipiac University; 2021 poll by Gallup
(5) Source: Arcview Market Research and BDS Analytics
(6) From medical-use cannabis regulations and disclosures on applicable state government websites.

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